Exhibit 99.1

FOR IMMEDIATE RELEASE November 15, 2010	Investor and Media Contact: Whitney Finch Director of Investor Relations 813.421.7694 wfinch@walterinvestment.com
WALTER INVESTMENT MANAGEMENT CORP. ANNOUNCES PRICING OF RESIDENTIAL
MORTGAGE SECURITIZATION
(Tampa, Fla.) — Walter Investment Management Corp. (NYSE Amex: WAC) (“Walter Investment” or the “Company”) today is announcing the pricing of a private placement of residential mortgage backed notes to be issued by Mid-State Capital Trust 2010-1 (the “Trust”), a to be formed statutory trust sponsored by Walter Investment. Offered for sale are $135 million in principal amount of secured notes. The notes will be backed by U.S. residential mortgage loans, building and installment sale contracts, promissory notes, related mortgages and other security agreements. It is expected that the Trust will sell approximately $56 million in principal amount of Class A notes and $78 million in principal amount of Class M notes. The Class A and Class M notes are expected to have initial interest rates of 3.5% and 5.25% per annum, respectively, and are expected to mature in December 2045. The purpose of the offering is to raise capital to fund the Company’s proposed growth objectives. The offering is currently expected to close on November 30, 2010.
The offering is being made by means of a private placement memorandum under Rule 144A. The notes have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
About Walter Investment Management Corp.
Walter Investment Management Corp. is an asset manager, mortgage servicer and mortgage portfolio owner specializing in less-than-prime, non-conforming and other credit-challenged mortgage assets. Based in Tampa, Fla., the Company currently has $1.8 billion of assets under management and annual revenues of approximately $180 million. The Company is structured as a real estate investment trust (“REIT”) and employs approximately 340 people. For more information about Walter Investment Management Corp., please visit the Company’s website at www.walterinvestment.com.
Safe Harbor Statement
Certain statements in this release and in any of Walter Investment Management Corp.’s public documents referred to herein, contain or incorporate by reference “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions, and the opposites of such words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. The risks and uncertainties referred to above include, but are not limited to, the accuracy of management’s due diligence on and its assessment of the Marix business; future economic and business conditions; the potential loss of key customers of Marix or reduction in the services contracted for by any such customers; the failure of the market for the Company’s services to develop, the possibility that the Company may not be able to integrate successfully the business, operations and employees of the acquired business; the inability to manage growth; the effects of competition from a variety of local, regional, national and other mortgage servicers and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 2, 2010.

All forward-looking statements set forth herein are qualified by this cautionary statement and are made only as of November 15, 2010. The Company undertakes no obligation to update or revise the information contained herein, including without limitation, any forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.